Exhibit 99.2

GREENLINK INTERNATIONAL INC.

September 7, 2018

OTC: WSHE	For Immediate Release

GREENLINK INTERNATIONAL INC. ANNOUNCES THE COMPLETION OF DEFINATIVE AGREEMENT

FINALIZING THE ACQUISITION OF COULEE FRENCHMAN/SUNCLIFF ASSETS AND INTELLECTUAL

PROPERTY.

Tacoma, Washington – The Board of Directors of GreenLink International Inc. (“GreenLink” or the “Corporation”) is pleased to announce the completion of the definitive agreement between GreenLink International Inc. and Coulee Frenchman LLC. This deal significantly extends our family of brands and adds quality assets to our corporation.

The addition of Suncliff and their intellectual property brings with it respected brands in the cannabis industry and enough assets to provide the infrastructure for a large-scale commercial cultivation facility. Suncliff is truly a lifestyle brand, designed by world renowned marketing firm Green Rubino in Seattle Washington. Suncliff holds a unique position in the industry because it focuses primarily on the desired experience the consumer is seeking. We are confident the wide range of product types and consumption methods lends itself to widespread appeal in the global marketplace.

This is an incredible opportunity for GreenLink to expand our partnerships into new markets and we are proud to add Suncliff to our growing family of brands and services.

www.suncliff.com

https://www.greenrubino.com/portfolio/suncliff/

Issued and effective: September 7, 2018, 2018

Board of Directors – GreenLink International Inc.

About GreenLink International Inc.

GreenLink International Inc. (WSHE) historically conducted its business activities as a financial holding company centered primarily within the “non-conventional financial services industry” or business related activities which would be normally associated registered chartered banks or bank affiliated financial institutions but are privately owned and operated.

The Corporation since March 2017 has focussed on being a major provider of Technology, Goods, Services, Capitalization, Management Service, Equipment Rentals and Property Leases to the authorized and licensed medical and recreational marijuana Industry centered in the State of Washington expanding into other jurisdictions which have licensed and regulated medical and/or recreational marijuana industries throughout the United States and Canada.

Financial Profile:

•	Capitalization: Unlimited COMMON SHARES WITH $.001 par value
•	SHARES ISSUED: Common – 1,039,799,123
•	OTC: Trading symbol – “WSHE”
•	Transfer Agent: Mountain Share Transfer, LLC
o	2030 Powers Ferry Road SE
o	Atlanta, Georgia 30339
o	Tel: 303-460-1149

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GREENLINK INTERNATIONAL INC.

DISCLAIMER

Forward Looking Statements

This announcement contains "forward-looking statements" which are not purely historical and may include statements regarding beliefs, plans, expectations or intentions regarding the future. Such forward-looking statements include, among other things, the development, costs and results of new business opportunities and words such as "anticipate", "seek", intend", "believe", "estimate", "expect", "project", “optimistic,” “intend,” “plan,” “aim,” “will,” “may,” “should,” “could,” “would,” “likely,” and similar expressions or phrases may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, the inherent uncertainties associated with new projects, the future U.S. and global economies, the impact of competition, and the Company's reliance on existing regulations regarding the use and development of cannabis-based products. These forward-looking statements are made as of the date of this news release, and we assume no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Forward-looking statements are based on the estimates and opinions of management on the date the statements are made, and WSHE does not undertake an obligation to update forward-looking statements should conditions or management's estimates or opinions change. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the underlying assumptions related to the events outlined in this news release proving to be inaccurate or unrealized, events impacting the likelihood and timing of the completion of the events outlined, such as regulatory approvals, and the Company’s ability to exploit the opportunities within its current and/or future business operations and other assets and execute on its strategy to develop and issue new and enhanced products and services and increase the Company’s revenues from such products and services.

For further information, please contact

GREENLINK INTERNATIONAL INC.

e-mail: info@edebitglobal.com

Telephone: 833-587-4669

https://greenlinkholdings.com/

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